                                                                EXHIBIT 99 (III)


H. Huffman & Co.
301 N.W. 63rd St., Suite 510
Oklahoma City, Oklahoma 73116

ATTN: Huston Huffman, Jr.

     RE:  Offer to Purchase Certain Oil and Gas Properties and Partnership
          ----------------------------------------------------------------
          Interest
          --------
Gentlemen:

     This letter when accepted shall confirm the agreement between H. Huffman & Co., an Oklahoma limited partnership ("Seller"), and Gothic Energy Corporation, an Oklahoma corporation ("Buyer"), with respect to Seller's sale to Buyer of those oil and gas properties described below, including all undeveloped oil and gas leasehold acreage corresponding to all such wells, together with all of Seller's 10.97% general partnership interest in Sycamore Gas System, an Oklahoma general partnership ("Sycamore").

     1.  Sale and Purchase.  For good and valuable consideration and subject to
         -----------------
and in accordance with the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Buyer and Buyer agrees to purchase and acquire from Seller all of Seller's right, title and interest in and to the wells, lands and leasehold interests described in Exhibit "A" hereto, including, without limitation, all undeveloped oil and gas leasehold acreage, acreage comprising the spacing unit for such wells, and well facilities and equipment used in conjunction with such wells to the extent such interests are owned by or allocable to Seller, specifically including all operating and other contract rights associated with such wells (collectively the "Properties"). The Properties do not include, and there is expressly reserved unto Seller, all mineral interests, royalties, overriding royalties and similar interests owned in lands and leases included in the Properties. The net revenue interests attributable to such excluded interests are not included in the net revenue interests shown in Exhibit A. In addition, Seller hereby agrees to sell to Buyer Seller's 10.97% general partnership interest in Sycamore (the "Sycamore Interest").

     2.  Effective Time.  The effective time of the sale and purchase
         --------------
contemplated by this Agreement shall be January 1, 1997, at 7:00 a.m. Central Standard Time (the "Effective Time"). Unless otherwise provided in this Agreement, Buyer shall be entitled to any amounts realized from and accruing to the Properties which are attributable to periods of production on and after the Effective Time and shall be responsible for all expenses for the development and operation of the Properties attributable to periods on and after the Effective Time. Seller shall be entitled to all amounts realized from and accruing to the Properties which are attributable to periods of production prior to the Effective Time and shall be responsible for all expenses for the development and operation of the Properties attributable to periods prior to the Effective Time.

     3.  Closing.  Unless extended by mutual written agreement of the parties,
         -------
the closing of the sale and purchase contemplated by this agreement shall occur on or before February 14, 1997 (the "Closing"), in the offices of Seller, located at 301 N.W. 63rd Street, Suite 510, Oklahoma City, Oklahoma, or at such other place as may be agreed on by the parties.

     4.  Purchase Price.  Subject to adjustments as provided in this Agreement,
         --------------
the purchase price payable by Buyer for the Properties and the Sycamore Interest shall be $5,750,000 (the "Purchase Price"), which sum shall be

H.Huffman & Co.
December 13, 1996
Page 2

allocated among the Properties and the well equipment and other personalty, including the Sycamore Interest (the "Personalty") as set forth in Exhibit "A" (the "Allocated Values") and shall be fully payable by Buyer at Closing. Immediately upon the execution of this letter agreement by Seller, Buyer shall deliver to Seller in immediately available funds a deposit in the sum of $287,500.00 (5% of the Purchase Price) as a deposit toward the Purchase Price (the "Deposit"). In the event that Buyer shall fail to close the transaction contemplated hereby in accordance with the terms of this agreement, and provided that the conditions precedent to the obligations of Buyer set forth herein, have been fulfilled or Seller is ready, willing and able to comply with all such conditions precedent, Seller shall be entitled to retain this Deposit as liquidated damages. The parties hereto agree that the amount of damages caused by Buyer's breach or failure to close would be very difficult to calculate exactly and that the provision for liquidated damages herein is not a penalty provision. Such right to liquidated damages shall be Seller's sole remedy hereunder.

     5.  Access to Information.  From and after the date of Seller's acceptance
         ---------------------
of this Agreement, Buyer shall be allowed, at its expense, to examine in Seller's offices or such other place where pertinent records are maintained, all land, tax, legal, contract, production, engineering, geological, geophysical, accounting and revenue, and any other files or data, including computer retained data, relating to the Properties, to verify title and economics. Buyer shall be entitled to all original files relating to the Properties at Closing.

     6.  Title Review.  Buyer shall have until February 1, 1997, or fifteen (15)
         ------------
days prior to closing (the "Title Review Period") within which to conduct title due diligence with respect to the Properties (whether through the examination of lease files, abstracts, landman's ownership reports or physical inspection of the documents indexed against the Properties. If the records or materials furnished to or examined by Buyer reflect the existence of any discrepancy in working or net revenue interests or any material encumbrance, encroachment or defect in title that renders title to all or any portion of the Properties, in the opinion of Buyer or its attorneys, less than defensible, and which Buyer does not waive (the "Title Defects"), written notice of such specific Title Defects shall be given by Buyer to Seller on or before expiration of the Title Review Period. No matter shall be construed as a Title Defect unless so construed under generally accepted oil and gas industry title examination standards for the State of Oklahoma, but Title Defects shall specifically include any preferential right to purchase which is exercised or outstanding. If Title Defects shall be timely asserted by Buyer, Seller may, but shall not be obligated to, attempt to cure or remove all such Title Defects, at Seller's sole expense, prior to Closing. With respect to any Title Defect which remains uncured forty-eight (48) hours prior to Closing, then (i) Buyer shall propose an adjustment to the Purchase Price (which shall not exceed the Allocated Value of the affected Property) which Buyer believes represents the difference between the Allocated Value and the true value given the existence of the unresolved Title Defect, (ii) Seller may accept Buyer's proposed adjustment to the Purchase Price or may negotiate with Buyer a lesser adjustment to the Purchase Price, and
(iii) if Seller and Buyer cannot agree upon a reduced Purchase Price, the Property affected by the Title Defect shall not be sold to Buyer, but shall be retained by Seller and the Purchase Price shall be reduced by the Allocated Value assigned to such Property in Exhibit "A" hereto.

     7.  Environmental.  Buyer shall have until February 1, 1997, or fifteen
         -------------
(15) days prior to closing (the "Environmental Review Period"), within which to conduct environmental due diligence with respect to the Properties. If environmental defects shall be timely asserted by Buyer, Seller may, but shall not be obligated to, attempt to cure or remedy such defects at Seller's sole expense prior to Closing. With respect to any environmental defect which remains uncured forty-eight (48) hours prior to Closing, then (i) Buyer shall propose an adjustment to the Purchase Price (which shall not exceed the allocated value of the affected property) which Buyer believes represents the difference between the allocated value and the true value given the existence of the unresolved environmental defect; (ii) Seller may accept Buyer's proposed adjustment to the Purchase Price or may negotiate with Buyer at a lesser adjustment to the Purchase Price; and (iii) if Seller and Buyer cannot agree upon a reduced Purchase Price, the

H.Huffman & Co.
December 13, 1996
Page 3

property affected by the environmental defect shall not be sold to Buyer, but shall be retained by Seller and the Purchase Price shall be reduced by the allocated value assigned to such property in Exhibit "A" hereto.

     8.  Representations of Seller.  Seller represents and warrants as follows:
         -------------------------

           (a) Legal Power and Ownership. Seller has the full power and right to
               -------------------------
     sell and convey the Properties pursuant to the terms of this Agreement and to perform Seller's other obligations under this Agreement.

           (b) Compliance with Laws.  To Seller's knowledge, the Properties have
               --------------------
     been operated in compliance, in all material respects, with all laws, rules, regulations, ordinances, orders and permits relating to the Properties, including all state and federal regulations, ordinances, orders and permits relating to the Properties, including all state and federal regulations for the protection of the environment and the protection of the safety and health of persons and property pertaining to the Properties. Seller is aware of no administrative order or investigative action of the Environmental Protection Agency, the Oklahoma Corporation Commission or other state agency relative to the Properties which would require that remedial measures be taken for the clean-up, containment of hazardous waste, or the curtailment of production.

           (c) No Conflicts.  Seller's execution of this Agreement and
               ------------
     consummation of the transactions contemplated herein will not violate nor be in conflict with any material provision of any agreement or instrument to which Seller is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Seller.

           (d) Production Sales Contracts.  Seller is not obligated by virtue
               --------------------------
     of any prepayment made under any production sales contract or any similar arrangement to deliver oil or gas produced from and after the Effective time with respect to any Property without receiving payment therefor in the ordinary course of business. No proceeds of production from any Property prior to the Effective Time are subject to any refund as a result of the price paid therefor exceeding the applicable maximum lawful prices. No purchaser of production from any Property has placed in suspense any funds owing to Seller which are attributable to any period of time subsequent to the Effective Time. Seller has not initiated, consummated or waived the "Good Faith Negotiation Procedure" under FERC Order 451 with respect to any Property and Seller is not obligated to make any refunds or other payments after the Effective Time with respect to any take-or-pay settlements affecting any Property.

           (e) Litigation.  There are no demands, claims, notices of violations,
               ----------
     filings, governmental investigations, administrative proceedings, actions, causes of action, suits or other legal proceedings pending or, to Seller's knowledge, threatened against Seller with respect to any of the Properties.

           (f) Leases.  To Seller's knowledge, all rentals, royalties,
               ------
     overriding royalty interests and other payments due under each oil and gas lease comprising the Properties have been promptly and fully paid.

     9.  Representations of Buyer.
         ------------------------

           (a) Legal Power and Authority.  Buyer is a corporation duly organized
               -------------------------
     and validly existing under the laws of the State of Oklahoma and has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.

H.Huffman & Co.
December 13, 1996
Page 4

           (b) No Conflicts.  Buyer's consummation of the transactions
               ------------
     contemplated by this Agreement will not violate or be in conflict with any material provision of any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

           (c) Confidentiality.  Buyer shall exercise all due diligence in
               ---------------
     safeguarding and maintaining confidential all engineering, geological, geophysical, accounting and revenue data, reports and maps, and all other confidential data in possession of Buyer, or made known to Buyer, relating to the Properties until Closing or one year after the termination of this Agreement, in the event Closing does not take place.

     10. Buyer's Conditions of Closing.  The obligations of Buyer to purchase
         -----------------------------
the Properties pursuant to this Agreement are subject, at the option of Buyer, to the fulfillment on or prior to Closing of each of the following conditions:

           (a) Representations. The representations and warranties by Seller set
               ---------------
     forth in Paragraph 8 above shall be true and correct in all material respects as of the date when made and as of the date of Closing.

           (b) Changes.  There shall have been no material adverse change in the
               -------
     condition of the Properties, except (i) depletion through normal production within authorized allowables and rates of production, (ii) depreciation of equipment through ordinary wear and tear, and (ii) those material changes approved in writing by Buyer between the date of this Agreement and Closing.

           (c) Performance.  Seller shall have performed or complied with all
               -----------
     agreements or covenants required by this Agreement of which performance or compliance is required prior to or at Closing, including, but not limited to, the release of any preferential rights to purchase.


     11. Seller's Conditions to Closing.  The obligations of Seller to
         ------------------------------
consummate the transactions provided for herein are subject to, at the option of Seller, the fulfillment on or prior to Closing, of each of the following conditions:

           (a) Representations.  The representations and warranties by Buyer set
               ---------------
     forth in Paragraph 9 above shall be true and correct in all material respects as of the date when made and as of the date of Closing.

           (b) Performance.  Buyer shall have performed or complied with all
               -----------
     agreements or covenants required by this Agreement of which performance or compliance is required prior to or at closing.

     12. Closing and Adjustments to the Purchase Price.
         ---------------------------------------------

           (a) Documents.  At closing, Seller shall deliver to Buyer (i) a
               ---------
     properly executed Assignment, Conveyance and Bill of Sale in the form attached hereto as Exhibit B conveying the Properties to Buyer; which Assignments shall be in recordable form and shall warrant Seller's title to the Properties from and after the Effective Time against the claims of any persons claiming by, through or under Seller, but not otherwise; and (ii) a properly executed Assignment of General Partnership Interest, in the form attached hereto as Exhibit C, assigning to Buyer Seller's general partnership interest in Sycamore. Seller shall also deliver to Buyer fully executed releases of all liens, security interests and other encumbrances or preferential rights burdening the Properties, together a check sufficient to cover the costs of recording such releases.

H.Huffman & Co.
December 13, 1996
Page 5

           (b) Purchase Price.  Buyer shall deliver by cashier's check or wire
               --------------
     transfer to Seller's credit into the bank designated by Seller, in immediately available funds, an amount equal to the Purchase Price, as adjusted.

           (c) Records.  Seller shall deliver to Buyer all of the records
               -------
     relating to the Properties in Seller's possession.  For a period of five
     (5) years after the Closing, Buyer shall permit Seller reasonable access to such files and records.

           (d) Taxes.  Ad valorem, property, production, severance, and similar
               -----
     taxes and assessments based upon or measured by ownership of property, or the production of hydrocarbons or receipt of proceeds therefrom, on the Properties shall be prorated between Buyer and Seller as of the Effective Time. Buyer shall pay all sales taxes, if any, due with respect to the Personalty.

           (e) Adjustments.  The Purchase Price shall be adjusted (the "Adjusted
               -----------
     Purchase Price"), upward or downward, by the following at the time of
     Closing:

               (i)  Upward Adjustments:
                    ------------------

                     (A) Any lease operating expenses or capital expenditures
               approved by Buyer which have been incurred and paid by Seller and are attributable to periods after the Effective Time.

                     (B) Any other amount required hereunder or otherwise agreed upon by Buyer and Seller, including adjustments for gas underproduction as provided for in Paragraph 15.

               (ii)  Downward Adjustments:
                     --------------------

                     (A) Deductions due to any Title Defects or Environmental
               Defects disclosed and agreed to, but not cured by, Seller as of Closing pursuant to Paragraph 7 above.

                     (B) The amount of proceeds of production received by Seller or accrued with respect to the Properties after the Effective
               Time.

                     (C) Any other amount required under the provisions hereof
               or otherwise agreed upon by Seller and Buyer, including adjustments for gas overproduction provided for in Paragraph 15.

               (iii) Best Information.  Should any information necessary to any
                     ----------------
          such adjustments not yet be available on or before the Closing, such adjustments shall be made on the basis of the best available information and shall be adjusted at Final Settlement (hereinafter defined).

          (f) Consent to Assign.  Buyer's obligation to purchase the Sycamore
              -----------------
     Interest shall be conditioned upon Seller furnishing to Buyer at the Closing the written consent of the Managing General Partner of Sycamore. Seller shall immediately upon execution of this letter agreement request permission from the Managing General Partner of Sycamore to approve the sale of the Sycamore Interest as required under the terms of the General Partnership Agreement. Seller shall notify Buyer immediately of the Managing General Partner's consent or failure to consent to the purchase of such interest. In the event permission is not

H.Huffman & Co.
December 13, 1996
Page 6

     obtained, the Purchase Price shall be reduced by the value allocated to the interest in the General Partnership as allocated in Exhibit "A" to this agreement.

     13. Final Settlement.  Not later than April 15, 1997, a final accounting
         ----------------
statement (the "Final Statement") will be prepared by Buyer, subject to verification by Seller, based on the actual income and expenses between the Effective Time and Closing. Within ten (10) days after the Final Statement has been agreed upon by the parties, Buyer or Seller, as the case may be, shall pay to the other such sums as may be found due in the Final Statement. If the parties are unable to agree on the Final Statement on or before April 30, 1997 ("Final Settlement"), the matter shall be submitted to binding arbitration to such independent accountants as may be jointly selected by the parties (the fees and expenses associated with such arbitration to be equally share by the parties, unless the arbitrator's award otherwise specifies). The determination of the Final Statement by such arbitration shall be binding upon the parties. Within two (2) business days after the arbitrator's final determination, Buyer or Seller, as the case may be, shall pay by wire transfer, bank check or cashier's check to the other party, the amount, if any, determined as being due to the other party.

     14. Indemnities.
         -----------

          (a) Indemnity by Seller.  Subject to the limitations contained herein
              -------------------
     and as set forth in subparagraph (c) below, Seller shall indemnify and hold harmless Buyer, its affiliates, successors and assigns, from and against any damage, liability, loss, cost, expense, attorney's fees, judgment, or deficiency that Buyer shall pay or become obligated to pay arising out of or resulting from, (i) an inaccuracy in any representation of the breach of any warranty of Seller under this Agreement; or (ii) a failure of Seller to duly perform or observe any term, provision, covenant, or agreement to be performed or observed by Seller hereunder; however, in no event shall Seller's indemnification obligation cover or extend to any matter relating to title to or the environmental condition of the Properties.

          (b) Indemnity by Buyer.  Subject to the limitations contained herein
              ------------------
     and as set forth in subparagraph (c) below, Buyer shall indemnify and hold harmless Seller, their representatives and assigns, from and against any damage, liability, loss, cost, expense, attorney's fees, judgment, or deficiency that Seller shall pay or become obligated to pay arising out of or resulting from (i) an inaccuracy in any representation or the breach of any warranty of Buyer under this Agreement; (ii) a failure of Buyer to duly perform or observe any term, provision, covenant, or agreement to be performed or observed by Buyer hereunder; (iii) Buyer's ownership, management or control of the Properties after Closing; or (iv) violations by Buyer of any state or federal environmental laws; provided, however, that in no event shall Buyer have any liability for any obligation with respect to any tortious actions, breaches of contract or other wrongful acts of Seller.

          (c) Limitations on Indemnities.  No claim or indemnity shall be made
              --------------------------
     hereunder until the amounts involved, per Property and per occurrence, actual or alleged, exceed $20,000; and, any such claim for indemnity shall then be limited to the amount by which such claim exceeds $20,000.

          (d) Right to Contest and Defend.  The indemnitor hereunder shall be
              ---------------------------
     entitled, at its cost and expense, to contest and defend by all appropriate legal proceedings, any claim with respect to which it is called upon to indemnify the other party hereunder; provided, that notice of the intention to so contest shall be delivered by the indemnitor to the indemnitee within 15 calendar days from the date indemnitor received notice of the indemnitee's claim. Any such contest may be conducted in the name and on behalf of the indemnitor or the indemnitee as may be appropriate. Such contest shall be conducted by reputable counsel employed by the indemnitor, but the indemnitee shall have the right to participate in such proceedings and to be represented by counsel of its own choosing at its sole cost and expense. If the indemnitee joins in any such contest, the

H.Huffman & Co.
December 13, 1996
Page 7

     indemnitor shall have full authority to determine all action to be taken with respect thereto; provided, however, that the indemnitor shall not have the authority to subject the indemnitee to any obligation whatsoever, other than the performance of purely ministerial tasks (e.g., the execution of settlement agreements and other documentation) or obligations not involving significant expense. If the indemnitor does not elect to contest any such claim, the indemnitor shall be bound by the result obtained with respect thereto by the indemnitee.

     15. Balancing.  The Purchase Price specified herein is based, in part, upon
         ---------
the assumption there will not exist, at the Effective Time, a material net gas imbalance with respect to the Properties. To the extent net gas overproduction with respect to the Properties is discovered to be more or less than 1,000 Mcf, the Purchase Price shall be adjusted at Closing downward by $1.50 (net of royalties and taxes) for each Mcf by which Seller's interest in the Properties is overproduced by more than 1,000 Mcf at the Effective Time. Any adjustments not made at Closing due to gas imbalances shall be made by the appropriate party not later than the Final Settlement.

     16. Maintenance of Properties.  Seller will use its reasonable best efforts
         -------------------------
as a non-operator to cause the Properties to be maintained and operated, from and after the date of this Agreement through Closing, in a good and workmanlike manner; will pay or cause to be paid all bills and invoices for all costs and expenses incurred in connection with the development, operation and maintenance of the Properties before bills or invoices become delinquent; provided, however, that Seller shall not (i) enter into any new commitment with respect to any of the Properties which shall require a gross expenditure of $10,000 for any single operation without the consent of Buyer, which consent shall not be unreasonably withheld, or (ii) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any of the Properties. Seller will use its reasonable best efforts as a non-operator to support the election of Buyer (or its designee) as operator under applicable joint operating agreements and regulatory orders of all wells included within the Properties.

     17. Transfer Orders.  At Closing, Seller agrees to execute such transfer
         ---------------
orders, letters in lieu of transfer orders, or other documents as may be necessary to effect payment of revenues to Buyer.

     18. Miscellaneous.
         --------------

          (a) Seller and Buyer shall each pay their own expenses and costs (including, without limitation, any and all broker's or finder's fees and commissions and attorney's fees) in connection with this Agreement and the transactions contemplated hereby, except as otherwise provided herein.

          (b) This Agreement shall be construed in accordance with and shall be governed by the substantive laws of the State of Oklahoma.

          (c) Buyer, at its option, may assign all or any portion of its rights under this Agreement to any third party, but shall remain liable for Buyer's obligations hereunder unless specifically released by Seller. This Agreement shall be binding upon the undersigned and their respective successors and assigns.

          (d) All representatives, warranties and covenants contained in this Agreement shall be deemed to survive Closing.

          (e) This Agreement may be executed in any number of counterparts and each such signed counterpart shall constitute an original of this Agreement.

H.Huffman & Co.
December 13, 1996
Page 8

          (f) All notices under this Agreement shall be in writing and shall be deemed given (i) when received if delivered personally, (ii) when sent if by facsimile transmission and a confirmation is received, (iii) one business day after deposit with an express courier if carried on a nationally recognized express courier, or (iv) two business days after deposit with the United States Mail Service if mailed by registered or certified mail (return receipt requested, postage prepaid). All notices to the parties shall be at the following addresses (or at such other address as either party shall hereinafter specify in writing):

             Seller                           Buyer
             ------                           -----

Huston Huffman, Jr.                        Gothic Energy Corporation
H. Huffman & Co.                           5727 South Lewis, Suite 700
301 N.W. 63rd St., Suite 510               Tulsa, Oklahoma 74105
Oklahoma City, OK 73116

        -and-                                     -and-

C. David Stinson, Esq.                     Ira L. Edwards, Jr., Esq.
McAfee & Taft,                             Pray, Walker, Jackman,
A Professional Corporation                 Williamson & Marlar
10th Floor, Two Leadership Square          900 ONEOK Plaza
Oklahoma City, OK 73102                    100 West 5th Street
(405) 235-0439 (Facsimile)                 Tulsa, Oklahoma 74103-4218
                                           (918) 581-5599 (Facsimile)

     Please indicate your acceptance of this offer by executing it in the spaces designated below and returning one (1) executed counterpart to each of the undersigned. Upon our receipt of a signed counterpart, this Agreement shall be deemed to have been executed and binding on the parties as of the date provided below.


                              GOTHIC ENERGY CORPORATION


                              /s/ Michael Paulk
                              -----------------------------------
                              Michael Paulk, President


AGREED and ACCEPTED this 13th day of December, 1996.


                         H. HUFFMAN & CO.



                         By: /s/ [ILLEGIBLE SIGNATURE]
                            -------------------------------------
                            Its  General Partner
                               ----------------------------------